UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: July 22, 2011

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	001-34378	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

445 Park Avenue, New York, New York  10022
(Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.   Regulation FD Disclosure

On July 22, 2011, China North East Petroleum Holdings Limited (the “Company”) issued a press release announcing preliminary second quarter 2011 oil production and Tiancheng Drilling results.

A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.  The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of the Company Issued on July 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: July 22, 2011	By:	/s/ Shaohui Chen
Shaohui Chen
Chief Financial Officer